UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2019
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PLATINUM EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

____________________

Cayman Islands	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2019, the board of directors (the “Board”) of Platinum Eagle Acquisition Corp. (the “Company”) appointed Alan Mnuchin to serve as a member of the Board and the audit committee of the Board (the “Audit Committee”), effective immediately. The Board also determined that Mr. Mnuchin is an independent director under the listing rules of the Nasdaq Stock Market (the “Listing Rules”). In connection with Mr. Mnuchin’s appointment to the Audit Committee, James A. Graf resigned from the Audit Committee to comply with the applicable Listing Rules.

In connection with Mr. Mnuchin’s appointment to the Board, the Company and Mr. Mnuchin entered into a letter agreement (the “Letter Agreement”) and an indemnity agreement (the “Indemnity Agreement”), each on substantially the same terms as the letter agreement and indemnity agreement previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public officering. Copies of the Letter Agreement and Indemnity Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. In addition, in connection with his appointment to the Board, Platinum Eagle Acquisition LLC, the Company’s sponsor, intends to transfer to Mr. Mnuchin 15,000 of the Company’s Class B ordinary shares, par value $0.0001 per share, held by it at their original purchase price.

Other than the foregoing, there is no arrangement or understanding between Mr. Mnuchin and any other persons pursuant to which Mr. Mnuchin was selected as a director, and there are no related party transactions involving Mr. Mnuchin that are reportable under Item 404(a) of Regulation S-K.

Item 9.01	Exhibit and Financial Statements.

(d) Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated January 11, 2019, between the Company and Alan Mnuchin.
10.2	Indemnity Agreement, dated January 11, 2019, between the Company and Alan Mnuchin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: January 16, 2019		Name: Eli Baker
Title: President, Chief Financial Officer and Secretary